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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): OCTOBER 3, 1996



                                   ITRON, INC.
               (Exact name of registrant as specified in charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)

                                     0-22418
                            (Commission File Number)

                                   91-1011792
                        (IRS Employer Identification No.)

                            2818 NORTH SULLIVAN ROAD
                         SPOKANE, WASHINGTON 99216-1897
               (Address of principal executive offices) (Zip Code)

                                 (509) 924-9900
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On October 3, 1996, Itron, Inc. (the "Company") filed a patent infringement suit against CellNet Data Systems, Inc. ("CellNet"), a California corporation. The suit, filed in the United States District Court of Minnesota, claims that CellNet is infringing on the Company's United States Patent No. 5,553,094, entitled "Radio Communication Network for Remote Data Generating Stations," issued on September 3, 1996 (the "'094 Patent"). The Company is seeking injunctive relief against CellNet for making, using, selling or offering to sell the infringing products and engaging in any further infringement of the '094 Patent. The Company is also seeking damages as well as costs and attorneys' fees pursuant to 35 U.S.C. Section 284.
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
ITEM 7:  EXHIBITS



Exhibit Number      Description
--------------      -----------
99.1                Complaint filed with the United States District Court, District of Minnesota
                    October 3, 1996, Itron, Inc. v. CellNet Data Systems, Inc.

99.2                Company Press Release dated October 3, 1996
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITRON, INC.
                                        (Registrant)



                                        By:        /s/ DAVID G. REMINGTON
                                             ---------------------------------
                                             Name:   David G. Remington
                                             Title:  Chief Financial Officer
                                             (Authorized Officer and Principal
                                             Financial Officer)



Dated:  October 8, 1996
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                                  EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------
99.1                        Complaint filed with the United States District Court,
                            District of Minnesota October 3, 1996, Itron, Inc. v.
                            CellNet Data Systems, Inc.

99.2                        Company Press Release dated October 3, 1996
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